UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

CSB Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	0-21714	34-1687530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 North Clay Street P.O. Box 232
Millersburg, Ohio		44654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 330 674-9015

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $6.25 per share	CSBB	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12g-2 of the Securities Exchange Act of 1934 (§ 240.12g-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 23, 2024, CSB Bancorp, Inc. issued a news release announcing its earnings for the quarter ended December 31, 2023. A copy of this news release and related financial tables are furnished herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	News release and Quarterly Report for CSB Bancorp, Inc. for the quarter and year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

Date:	January 23, 2024	By:	/s/ Paula J. Meiler
Paula J. Meiler Senior Vice President and Chief Financial Officer